WHISTLER FUND, L.L.C.

                              FINANCIAL STATEMENTS

                   FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001

                                   (UNAUDITED)

                              WHISTLER FUND, L.L.C.

                              FINANCIAL STATEMENTS


                   FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
                                   (UNAUDITED)




                                    CONTENTS



Statement of Assets, Liabilities and Members' Capital - Net Assets........    1
Statement of Operations...................................................    2
Statement of Changes in Members' Capital - Net Assets.....................    3
Statement of Cash Flows...................................................    4
Notes to Financial Statements.............................................    5

WHISTLER FUND, L.L.C.

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL - NET ASSETS
(IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                      SEPTEMBER 30, 2001
Assets                                                                       (UNAUDITED)

Cash and cash equivalents                                                       $  1,171
Investments in investment funds, at fair value (identified cost - $77,900)        91,679
Receivable for investments sold                                                    2,016
Interest receivable                                                                    2
Other assets                                                                          14
                                                                                --------

       TOTAL ASSETS                                                               94,882
                                                                                --------

LIABILITIES

Administration fee payable                                                            81
Accrued expenses                                                                     195
                                                                                --------

       TOTAL LIABILITIES                                                             276
                                                                                --------

             NET ASSETS                                                         $ 94,606
                                                                                ========

MEMBERS' CAPITAL - NET ASSETS

Represented by:
Capital contributions - (net of syndication costs of $100)                      $ 93,604
Capital withdrawals                                                              (11,040)
Accumulated net investment loss                                                   (1,879)
Accumulated net realized gain on investments                                         142
Accumulated net unrealized appreciation                                           13,779
                                                                                --------

       MEMBERS' CAPITAL - NET ASSETS                                            $ 94,606
                                                                                ========

The accompanying notes are an integral part of these financial statements.

WHISTLER FUND, L.L.C.

STATEMENT OF OPERATIONS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                      SIX MONTHS ENDED
                                                                    SEPTEMBER 30, 2001
                                                                           (UNAUDITED)
INVESTMENT INCOME

    Interest                                                                   $    35
                                                                               -------

EXPENSES
    OPERATING EXPENSES:
       Administration fee                                                          435
       Professional fees                                                           103
       Accounting and investor services fee                                         58
       Board of Managers' fees and expenses                                         12
       Custodian fees                                                                4
       Miscellaneous                                                                16
                                                                               -------

          TOTAL OPERATING EXPENSES                                                 628
                                                                               -------

          NET INVESTMENT LOSS                                                     (593)
                                                                               -------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

    NET REALIZED GAIN ON INVESTMENTS                                                16
    NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                         3,371
                                                                               -------

          NET REALIZED AND UNREALIZED GAIN                                       3,387
                                                                               -------

          INCREASE IN MEMBERS' CAPITAL DERIVED FROM INVESTMENT ACTIVITIES      $ 2,794
                                                                               =======

The accompanying notes are an integral part of these financial statements.

WHISTLER FUND, L.L.C.

STATEMENT OF CHANGES IN MEMBERS' CAPITAL - NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                SIX MONTHS ENDED
                                              SEPTEMBER 30, 2001     YEAR ENDED
                                                  (UNAUDITED)     MARCH 31, 2001
FROM INVESTMENT ACTIVITIES

    Net investment loss                             $   (593)        $   (731)
    Net realized gain on investments                      16              118
    Net change in unrealized appreciation on
       investments                                     3,371            6,506
                                                    --------         --------

       INCREASE IN MEMBERS' CAPITAL
       DERIVED FROM INVESTMENT ACTIVITIES              2,794            5,893

MEMBERS' CAPITAL TRANSACTIONS

    Capital contributions                             21,091           32,606
    Capital withdrawals                                    -          (10,863)
                                                    --------         --------

       INCREASE IN MEMBERS' CAPITAL
       DERIVED FROM CAPITAL TRANSACTIONS              21,091           21,743


       MEMBERS' CAPITAL AT BEGINNING OF PERIOD        70,721           43,085
                                                    --------         --------


       MEMBERS' CAPITAL AT END OF PERIOD            $ 94,606         $ 70,721
                                                    ========         ========


The accompanying notes are an integral part of these financial statements.

WHISTLER FUND, L.L.C.

STATEMENT OF CASH FLOWS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                      SIX MONTHS ENDED
                                                                    SEPTEMBER 30, 2001
                                                                           (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES
    Increase in members' capital derived from investment activities           $  2,794
    Adjustments to reconcile net increase in members' capital derived from investment activities to net cash used in operating activities:
       Increase in investments in investment funds at fair value               (24,121)
       Increase in receivable for investments sold                              (2,016)
       Decrease in interest receivable                                              12
       Decrease in receivables for investments paid in advance                   8,500
       Increase in other assets                                                    (14)
       Decrease in accrued expenses                                                (17)
       Increase in management fee payable                                           23
                                                                              --------
          NET CASH USED IN OPERATING ACTIVITIES                                (14,839)

CASH FLOWS FROM FINANCING ACTIVITIES
    Capital contributions                                                       13,669
    Capital withdrawals                                                              -
                                                                              --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES                             13,669


          NET CHANGE IN CASH                                                    (1,170)
             Cash at beginning of period                                         2,341
                                                                              --------
             Cash at end of period                                            $  1,171
                                                                              ========

The accompanying notes are an integral part of these financial statements.

WHISTLER FUND, L.L.C.


NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2001  (UNAUDITED)
--------------------------------------------------------------------------------

     1.  ORGANIZATION

         Whistler Fund, L.L.C. (the "Company") was organized as a Delaware limited liability company on July 1, 1999. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company. The Company seeks to achieve capital appreciation while attempting to limit risk through the use of multi-strategy, multi-manager, diversified investment philosophy. It pursues the objective through investment strategies which have a low correlation with the equity and fixed income markets, or which, when balanced with other strategies, lower the correlation of the Company's total performance to the equity and fixed income markets.

         CIBC Oppenheimer Advisers, L.L.C. (the "Adviser"), a Delaware limited liability company, serves as the investment advisor of the Company.
         CIBC World Markets Corp. ("CIBC WM"), the managing member of the Adviser, will rely on its Hedge Fund Due Diligence Committee to oversee the Adviser's investment decision making on behalf of the Company.

         Generally, initial and additional subscriptions for interests by eligible investors may be accepted as of the first day of each month. The Company reserves the right to reject any subscriptions for interests in the Company. The Adviser, from time to time and in its complete and exclusive discretion, may determine to cause the Company to repurchase interests or portions thereof from members other than the Adviser in its capacity as the Special Advisory Member pursuant to written tenders by members on such terms and conditions as it may determine.

     2.  SIGNIFICANT ACCOUNTING POLICIES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Adviser believes that the estimates utilized in preparing the Company's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

         Investments in investee companies ("investee companies") are subject to the terms of the respective limited partnership agreements, limited liability company agreements and offering memorandums. The Company values these investments at fair value based on financial data supplied by the investee companies. Substantially all of the underlying investments of the investee companies are comprised of readily marketable securities.

         Interest income is recorded on the accrual basis.

         Cash equivalents consist of monies invested in money market funds and are accounted for at cost plus accrued interest as reported by the money market funds.

WHISTLER FUND, L.L.C.

--------------------------------------------------------------------------------

     2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         a.  PORTFOLIO VALUATION

         The net asset value of the Company is determined as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Managers.

         The Company's investments in investee companies are carried at fair value as determined by the Company's pro-rata interest in the net assets of each investment fund. All valuations utilize financial information supplied by each investment fund and are net of management and performance incentive fees or allocations payable to the investee companies' managers as required by the investee companies' agreements. The underlying investments of each investment fund are accounted for at fair value as described in each investment fund's financial statements. Distributions received, whether in the form of cash or securities, are applied as a reduction of the investment's cost when identified by the investee companies as a return of capital.

         b.  FUND EXPENSES

         The Company will bear all expenses incurred in the business of the Company, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Company's account; legal fees; accounting and auditing fees; costs of insurance; registration expenses; certain offering and organization costs; and expenses of meetings of the Board of Managers.

         c.  INCOME TAXES

         No provision for the payment of Federal, state or local income taxes has been provided on the profits of the Company. Each member is individually required to report on its own tax return its distributive share of the Company's taxable income or loss.

         d.  CASH EQUIVALENTS

         The Company treats all highly-liquid financial instruments that mature within three months as cash equivalents. At September 30, 2001, $1,171,012 in cash equivalents was held at PNC Bank.

     3.  MANAGEMENT FEE, PROFIT ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER

         CIBC WM provides certain management and administrative services to the Company, including, among other things, providing office space and other support services. In consideration for such services, the Company will pay CIBC WM a monthly management fee at a monthly rate of .08333% (1% on an annualized basis) of the Company's net assets.

WHISTLER FUND, L.L.C.

--------------------------------------------------------------------------------
3. MANAGEMENT FEE, PROFIT ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

         CIBC WM will pay a portion of the fee to its affiliates. CIBC WM acts as a non-exclusive placement agent for the Company and will bear costs associated with its activities as placement agent.

         Net profits or net losses of the Company for each fiscal period will be allocated among and credited to or debited against the capital accounts of all members (but not the Special Advisory Account, as defined) as of the last day of each fiscal period in accordance with members' respective investment percentages for the fiscal period. Generally at the end of each year, an incentive allocation of 10% of the profits, if any, that have been credited to the capital account of a member during the period (an "Incentive Allocation") will be debited from the member's capital account (including the Adviser's capital account) and credited to the Special Advisory Account.

         Each member of the Board of Managers ("Manager") who is not an "interested person" of the Company, as defined by the Act, receives an annual retainer of $5,000 plus a fee for each meeting attended. Currently, Howard Singer, as the Principal Manager, is an "interested person" of the Company. All Managers are reimbursed by the Company for all reasonable out-of-pocket expenses incurred by them in performing their duties.

         PFPC Trust Company (an affiliate of PNC Bank, N.A.) serves as custodian of the Company's assets and provides custodial services for the Company. PFPC Inc. (also an affiliate of PNC Bank, N.A.) serves as administrator and accounting agent to the Company and in that capacity provides certain accounting, record keeping, tax and investor related services. The Company pays a monthly fee to the administrator based primarily upon average net assets, subject to a minimum monthly fee, and will reimburse certain of the administrator's expenses.

     4.  SECURITIES TRANSACTIONS

         Aggregate purchases and proceeds from sales of investee companies for the six months ended September 30, 2001, amounted to $22,750,000 and $2,016,288, respectively. At September 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes. At September 30, 2001, accumulated net unrealized appreciation on investments was $13,779,088 consisting of $14,992,710 gross unrealized appreciation and $1,213,622 gross unrealized depreciation.

     5.  INVESTMENTS IN INVESTEE COMPANIES

         The following table lists the Company's investments in investee companies as of September 30, 2001, none of which were related parties. The agreements related to investments in investee companies provide for compensation in the form of management fees of 0% to 2.5% (per annum) of net assets and performance incentive fees or allocations of 10% to 25% of net profits earned.

WHISTLER FUND, L.L.C.

--------------------------------------------------------------------------------

     5.  INVESTMENTS IN INVESTEE COMPANIES (CONTINUED)

                                                                                          % OF
                                                                                         MEMBERS'
INVESTMENT FUND:                                         COST         FAIR VALUE          CAPITAL
----------------                                         ----         ----------          -------
Adelphi Europe Partners, L.P.                        $ 1,750,000      $ 2,381,428          2.52%
Aries Domestic Fund, L.P                               1,200,000        1,475,181          1.56%
Aristeia Partners, L.P.                                2,250,000        2,530,466          2.67%
Avery Partners, L.P.                                   2,000,000        2,305,814          2.44%
Basswood Financial Partners, L.P.                      1,700,000        1,971,997          2.08%
Bay Harbour, 90-1, Ltd.                                2,100,000        2,279,667          2.41%
Bedford Falls Investors, L.P.                          2,400,000        2,864,628          3.03%
Blackthorn Partners L.P                                2,500,000        2,462,045          2.60%
Diamond Partners, L.L.C.                               2,750,000        2,288,658          2.42%
Dominion Capital Management                            2,000,000        2,115,880          2.24%
EOS Partners, L.P.                                     2,125,000        2,351,330          2.49%
Everest Capital Fund,  L.P.                            2,200,000        1,602,276          1.69%
Helix Convertible Opportunities Fund, L.P.             2,250,000        2,589,810          2.74%
Highbridge Capital Corp.                               3,200,000        4,246,467          4.49%
Hygrove Capital Fund (QP), L.P.                        2,250,000        2,158,044          2.28%
Icarus Partners, L.P.                                  2,350,000        3,670,561          3.88%
IIU Convertible Fund, Plc                              2,725,000        3,034,167          3.21%
Ivory Capital II, L.P.                                 2,250,000        2,483,139          2.62%
Kodiak Capital, L.P.                                   2,450,000        2,927,388          3.09%
Landsdowne UK Equity Fund Ltd.                         2,000,000        2,086,268          2.21%
Longacre Capital Partners, L.P.                        3,250,000        3,552,368          3.75%
Maverick Fund USA, Ltd.                                4,750,000        5,931,309          6.27%
Millgate Partners, L.P.                                2,200,000        3,103,302          3.28%
MKP Partners, L.P.                                     1,500,000        1,561,612          1.65%
MSC Partners, L.P.                                     2,400,000        2,650,039          2.80%
Pan Capital, L.L.C.                                    1,500,000        1,475,355          1.56%
Pequod Investments, L.P.                               2,100,000        2,142,003          2.26%
Polar Bear Fund                                        1,600,000        3,306,657          3.50%
Prism Partners, L.P.                                   2,750,000        3,176,417          3.36%
Rocker Partners, L.P.                                  2,750,000        3,020,563          3.19%
Stonehill Institutional Partners, L.P.                 2,250,000        2,613,658          2.76%
Wellington Partners, L.P.                              2,500,000        4,264,414          4.51%
Willis Coroon Catastrophe Investment Fund, L.P.        2,400,000        2,599,796          2.75%
WPG Farber Present Fund, L.P.                          1,500,000        2,456,381          2.60%
                                                     -----------      -----------        -------
Total                                                $77,900,000      $91,679,088         96.91%
                                                     ===========      -----------        -------

Other Assets, less Liabilities                                          2,926,554          3.09%
                                                                      -----------        -------

Members' Capital - Net Assets                                         $94,605,642        100.00%
                                                                      ===========        =======

     6.  FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

         In the normal course of business, the investee companies in which the Company invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for

WHISTLER FUND, L.L.C.

--------------------------------------------------------------------------------

     6.  FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONTINUED)

         differences, and equity swaps. The Company's risk of loss in these investee companies is limited to the value of these investments reported by the Company. The investee companies provide for periodic redemptions ranging from monthly to annually.

     7.  FINANCIAL HIGHLIGHTS

         The following represents the ratios to average net assets and other supplemental information for the period indicated:


                                                  SIX MONTHS ENDED            YEAR ENDED              PERIOD FROM OCT. 1, 1999
                                                 SEPTEMBER 30, 2001         MARCH 31, 2001          (COMMENCEMENT OF OPERATIONS)
                                                                                                         TO MARCH 31, 2000

         Ratio  of  net  investment  loss  to
         average net assets                           (1.40%)*                 (1.28%)                      (3.47%)*
         Ratio of expenses to average net assets       1.48%*                   1.67%                        3.67%*
         Total gross return**                          3.05%                   10.56%                       11.53%
         Total net return                              2.75%                    9.50%                       10.38%

         *        Annualized.
         ** Total gross return assumes a purchase of an interest in the Company on the first day and a sale of the interest on the last day of the period noted, before incentive allocation to the Special Advisory Member, if any. Total returns for a period of less than a full year are not annualized.

     8.  SUBSEQUENT EVENTS

         Effective October 1, 2001 the Company received initial and additional contributions from members of approximately $694,000.